UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

Goldman Sachs Private Middle Market Credit LLC

(Exact name of registrant as specified in charter)

Delaware	000-55660	81-3233378
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 – Regulation FD Disclosure.

On February 16, 2022, Goldman Sachs Private Middle Market Credit LLC (the “Fund”) disclosed the below information to its common unitholders (the “Common Unitholders”):

Goldman Sachs Private Middle Market Credit LLC (the “Fund”) will be making a $95.0 million distribution on Thursday, February 17, 2022, which amounts to 9.2% of the Fund’s called capital. Inclusive of this distribution, the Fund will have distributed $838.2 million to the Common Unitholders from inception to date, equating to 80.8% of the Fund’s total called capital.

As discussed in our last distribution notice, elevated repayment activity continues to drive the pace of large distributions. Since the last distribution, the Fund received full repayment from six portfolio companies aggregating to $132.6 million.1 Repayment activity was across a diverse range of sectors including companies in health care technology, IT services, interactive media and services, and hotels, restaurants and leisure. Of these repayments, 100.0% of the proceeds was in respect of first lien senior secured loans. We look forward to keeping you apprised of the Fund’s performance as the year progresses.

Distribution Information

Record Date: February 3, 2022

Payment Date: February 17, 2022

Distribution Amount Per Common Unit: $8.8886

Breakdown of the Current Distribution Per Common unit

Net Investment Income: $ 0.4092

Return of Capital: $8.4794

1 The repayments were made by six portfolio companies. The Fund had investments in 35 portfolio companies as of September 30, 2021.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Fund for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT LLC (Registrant)

Date: February 16, 2022	By:	/s/ Carmine Rossetti
Name: Carmine Rossetti
Title: Chief Financial Officer and Treasurer